Operating Leases (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2013	$ 18.3
2014	18.3
2015	17.6
2016	13.1
2017	10.6
Thereafter	28.3
Total future minimum lease payments	106.2
Operating Leases, Rent Expense, Net [Abstract]
Operating Leases, Rent Expense	$ 22.4	$ 21.6	$ 23.9